UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

               Date of Report
              (Date of earliest event reported): September 21, 2007


                          Journal Communications, Inc.
             (Exact name of registrant as specified in its charter)


   Wisconsin                     1-31805                         20-0020198
---------------         ------------------------            -------------------
(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01.      Other Events.
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     As previously disclosed, Journal Communications, Inc. ("Journal") and
Journal Community Publishing Group, Journal's community newspaper and shopper subsidiary, sold the assets of three regional publishing and printing operations located in Ohio, Louisiana and New England, in separate transactions in June, July and August 2007, respectively.

     Each of the Ohio, Louisiana and New England publishing and printing operations were part of Journal's "Publishing" reportable segment and Exhibits
99.1 and 99.2 to this report reflect these publishing and printing operations as discontinued operations in the consolidated statements of earnings for each of the Company's quarterly periods in its fiscal year ended December 31, 2006 and its quarterly period ended April 1, 2007.


Item 9.01.      Financial Statements and Exhibits.
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                (a) Not applicable.

                (b) Not applicable.

                (c) Not applicable.

                (d) Exhibits. The following exhibits are being filed herewith:

                    (99.1) Consolidated Statements of Earnings (unaudited) of
                           Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006, the year ended December 31, 2006 and the quarterly period ended April 1, 2007.

                    (99.2) Segment Information (unaudited) of Journal
                           Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006, the year ended December 31, 2006 and for the quarterly period ended April 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOURNAL COMMUNICATIONS, INC.



Date: September 21, 2007                By: /s/ Paul M. Bonaiuto
                                            ------------------------------------
                                            Paul M. Bonaiuto
                                            Executive Vice President and
                                            Chief Financial Officer





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

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 18, 2007


Exhibit No.

       (99.1) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006, the year ended December 31, 2006 and the quarterly period ended April 1, 2007.

       (99.2) Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006, the year ended December 31, 2006 and for the quarterly period ended April 1, 2007.






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